THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT 10

Supplement dated June 9, 2017
to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective on or about June 9, 2017, Joseph C. Esposito, CFA will join Spiros “Sig” Segalas and Warren N. Koontz, Jr., CFA as a portfolio manager. To reflect the addition of Mr. Esposito, the Prospectus and SAI are revised, as follows:

The section of the Prospectus entitled “Management—Advisory Arrangements” is hereby deleted in its entirety, and the following new text is substituted:

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ADVISORY ARRANGEMENTS

PGIM Investments LLC (PGIM Investments) (formerly known as Prudential Investments LLC) serves as investment manager to VCA 10. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2016, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $254.1 billion.

Under a management agreement with VCA 10, PGIM Investments manages VCA 10's investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10. Under the management agreement with VCA 10, PGIM Investments is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 10. PGIM Investments, not VCA 10, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 10 may add or change a subadviser, or change the agreement with a subadviser, if PGIM Investments and the VCA 10 Committee conclude that doing so is in the best interests of VCA 10 Contractowners and Participants. VCA 10 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 of any such change.

VCA 10's current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary located at 466 Lexington Avenue, New York, New York 10017. PGIM Investments pays Jennison a subadvisory fee equal to 0.20% annually of the average daily net assets under Jennison's management.

Jennison  may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

Spiros “Sig” Segalas, Warren N. Koontz, Jr. and Joseph C. Esposito, CFA are the portfolio managers of VCA 10 and have day-to-day management responsibility over all aspects of VCA 10's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas is a founding member of Jennison and is currently Director, President and Chief Investment Officer of Jennison. He is also co-manager of the Prudential Jennison Blend Fund, Prudential Jennison Growth Fund, Prudential Jennison 20/20 Focus Fund, and the Prudential Jennison Focused Growth Fund. Mr. Segalas and his Large Cap Growth team have received numerous industry accolades over the years. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund, The Supplemental Equity Fund, for the bank’s institutional clients. He was also appointed to the bank’s investment policy group. Mr. Segalas received a BA from Princeton University, after which he served as an officer in the US Navy. He also spent some time in the shipping and construction industries before joining Bankers Trust.

Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a Large-Cap Value Equity Portfolio Manager for Jennison. Mr. Koontz joined Jennison in September 2014. Prior to joining Jennison, Mr.

Koontz was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis Sayles in 1995, Mr. Koontz was a senior portfolio manager at Comerica Bank. He also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Mr. Koontz earned his BS in finance and an MBA from The Ohio State University. He is a Chartered Financial Analyst.

Joseph C. Esposito, CFA, is a Managing Director and a Large Cap Value Portfolio Manager. He joined Jennison Associates in September 2014. He came to Jennison after seven years with Loomis Sayles & Company, where he was senior equity analyst covering Industrials, Technology, Health Care and Materials. Previously, Mr. Esposito was a Business Systems Analyst at AXA Financial. He received a BA from the College of New Jersey and an MBA in finance from Columbia Business School. He is a CFA charterholder.

Messrs. Segalas, Koontz and Esposito are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about Messrs. Segalas, Koontz and Esposito’s compensation, other accounts that they manage, and their ownership of VCA 10 securities.

A discussion of the factors considered by the VCA 10 Committee in re-approving the advisory agreements for VCA 10 appears in the most recent semi-annual report for VCA 10.

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The section of the SAI entitled “Management and Advisory Arrangements—Additional Information About the Portfolio Managers” is revised by adding the following information pertaining to Mr. Esposito:

Information About Other Accounts Managed by Joseph C. Esposito, CFA
Portfolio Managers	Registered Investment Companies/Total Assets (Thousands)	Other Pooled Investment Vehicles/Total Assets (Thousands)	Other Accounts/Total Assets (Thousands)*	Ownership of Fund Securities
Joseph C. Esposito, CFA	2 / $1,906,338	None	1 / $16,864	None

Note: Information in the above table is as of May 31, 2017.
*Other Accounts excludes the assets ad number of accounts in wrap fee programs that are managed using model portfolios.